Transactions Costs	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Transactions Costs
18.
TRANSACTIONS COSTS

The following table summarizes the Company’s transactions costs:

	For the years ended December 31,
	2023	2022	2021
	$	$	$
Separation cost allocation	4,626	-	-
DOE Loan due diligence costs	3,138	-	-
General Motors investment	2,777	-	-
	10,541	-	-

Separation costs are allocations of legal and professional fees from the former parent relating to the planning for, execution and closing of the Arrangement. DOE Loan costs relate to due diligence costs to advance the DOE Loan. General Motors investment includes transaction costs related to the derivative liability component of the Tranche 2 Investment.